UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

INTERNATIONAL LAND ALLIANCE, INC.

(Exact name of Registrant as specified in its Charter)

wyoming	000-56111	46-3752361
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 10th Av., Suite 1000, San Diego, CA 92101

(Address of principal executive offices)

(877) 661-4811

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	ILAL	OTC: QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 4.01 Change in Registrant’s Certifying Accountant.

On April 24, 2024, International Land Alliance, Inc. (“the Company”) accepted a notice of disengagement from M&K CPAS, PLLC (“M&K”) its independent registered public accounting firm.

On April 17, 2024, the Board of Directors of International Land Alliance, Inc. approved the engagement of Bush & Associates CPA (“Bush”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2023, effective immediately.

M&K’s audit report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports for the year ended December 31, 2022, contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022, and the subsequent interim periods through April 24, 2024, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused M&K to reference to the subject matter of the disagreements in its reports, and there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K,

The Company provided M&K with a copy of this disclosure before its filing with the Securities and Exchange Commission (“SEC”). The Company requested that M&K provide the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter from M&K is attached hereto as Exhibit 16.1.

The Company and its management team, thank M&K and all its employees for the years of service provided.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from M&K CPAS, PLLC addressed to the Securities and Exchange Commission, dated April 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL LAND ALLIANCE, INC.

Date: May 2, 2024	By:	/s/ Frank Ingrande
Frank Ingrande
Chief Executive Officer